UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 2, 2007

RAYTHEON COMPANY

(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	1-13699 (Commission File Number)	95-1778500 (IRS Employer Identification Number)

870 Winter Street, Waltham, Massachusetts 02451

(Address of Principal Executive Offices) (Zip Code)

(781) 522-3000

(Registrant’s telephone number, including area code)

________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers

(e) Compensatory Arrangements of Certain Officers

On May 2, 2007, the Board of Directors of Raytheon Company (the “Company”), upon the recommendation of the Management Development and Compensation Committee, approved a restricted stock award under the Company’s 2001 Stock Plan and the annual base salary for each of the Company’s Chief Executive Officer, Chief Financial Officer and other executive officers named in the Company’s most recent definitive proxy statement, as set forth in the table below. The restricted stock awards vest one-third per year on each of the second, third and fourth anniversaries of the grant date, subject to the executive remaining employed by the Company.

Name and Position	Restricted Stock (#)	Base Salary ($)
William H. Swanson Chairman and Chief Executive Officer	70,000	$1,248,000

David C. Wajsgras Senior Vice President and Chief Financial Officer	18,200	$742,000

Jay B. Stephens Senior Vice President, General Counsel and Secretary	17,300	$647,317

Louise L. Francesconi Vice President and President, Missile Systems	16,400	$502,590

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAYTHEON COMPANY

Date:	May 8, 2007	By: /s/ Jay B. Stephens
Jay B. Stephens
Senior Vice President, General Counsel
and Secretary

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